UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2017

LINCOLN EDUCATIONAL SERVICES CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Drive, Suite 340, West Orange, New Jersey  07052

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On May 11, 2017, Lincoln Educational Services Corporation. (the “Company”) issued a press release announcing financial results for the first quarter ended March 31, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 2.02 by reference.

The information contained under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information under this Item 2.02 in this Current Report is not intended to, and does not, constitute a determination or admission by the Company that the information contained under this Item 2.02 in this Current Report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 5, 2017, the Company held its 2017 Annual Meeting of Shareholders. At the Annual Meeting, the Company’s shareholders voted on the following proposals:

Proposal Number 1:  To elect the following 7 individuals named in the Company’s proxy statement as directors of the Company for a one-year term which will expire at the 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  Each nominee for director was elected by a vote of the shareholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alvin O. Austin	15,534,447	632,270	4,941,016
Peter S. Burgess	15,532,017	634,700	4,941,016
James J. Burke, Jr.	15,534,447	632,270	4,941,016
Celia H. Currin	15,532,447	634,270	4,941,016
Ronald E. Harbour	15,509,280	657,437	4,941,016
J. Barry Morrow	15,534,017	632,700	4,941,016
Scott M. Shaw	15,533,247	633,470	4,941,016

Proposal Number 2: To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
16,034,775	127,878	4,064	4,941,016

Proposal Number 3: To approve the frequency of future advisory votes on the Company’s compensation of named executive officers.  The frequency of future advisory votes on the Company’s compensation of named executive officers every year was approved by a vote of the shareholders as follows:

1 year	2 years	3 years	Abstain	Broker Non- Votes
14,753,565	137,163	1,272,257	3,732	4,941,016

Proposal Number 4: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstained	Broker Non- Votes
20,935,586	36,016	136,131	-0-

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Lincoln Educational Services Corporation dated May 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: May 11, 2017

	By:	/s/ Alexandra M. Luster
	Name:	Alexandra M. Luster
	Title:	General Counsel